John Hancock Funds

                                 Income
                               Securities
                                 Trust

                              ANNUAL REPORT

                           December 31, 1996


TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT and REGISTRAR

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITOR

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

Listed New York Stock Exchange Symbol: JHS
John Hancock Closed-End Funds:
1-800-843-0090


A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that at least one group has already studied the problem, and experts and politicians alike have weighed in with a slew of prescriptions. Legislative action could be in the offing in 1997.

The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute (EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expect to use their own savings or employer-sponsored pensions for their retirement. Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement. Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like to later.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER


By James K. Ho, CFA, Portfolio Manager

John Hancock
Income Securities Trust

Conflicting economic data and inflation fears produce lackluster returns

It was a disappointing year for bond investors. Coming off a spectacular 1995, with the economic climate promising more of the same in 1996, bondholders were brought up short in the spring. That's when signs of a faster-growing economy sparked inflation fears and rising interest rates, which caused bond prices to go down, since they move in the opposite direction of rates. It soon became clear that the Federal Reserve, which had only just cut short-term interest rates in January to boost a sagging economy, would make no further rate cuts.

A 2 1/4" x 3 1/2" photo of the Fund's management team at bottom of page. Caption reads: "Jim Ho (seated) and Income Securities Trust management team members (l - r) Lester Duke, Beverly Cleathero, Seth Robbins, Linda Carter"

"It was a
disappointing
year for
bond
investors."

Caught off guard by the unexpected health of the economy, investors reversed course and began to wonder if the Fed would actually raise rates to prevent an outbreak of inflation. Inflation is a bondholder's nemesis because it erodes the value of their fixed-income stream. These fears caused bond prices to slide and rates to rise throughout the first half of the year. The yield on the bellwether 30-year Treasury bond, which began the year at 5.95%, peaked in July at 7.2% and hovered around that level through the summer, as the market reacted to each monthly set of economic data. But despite the market's fears, actual inflation remained tame and bonds rallied in the fall as the economy appeared to slow. At year's end, the yield on the 30-year Treasury was 6.64%, three-quarters of a percentage point above where it began the year. For the year ending December 31, 1996, the Lehman Brothers government/corporate bond index, a broad market measure, gained 2.90%. In this environment, John Hancock Income Securities Trust performed well and significantly outperformed its peers. For the year, the Fund posted a total return of 4.86% at net asset value, compared to the average open-end corporate debt A-rated fund's average 2.49%, according to Lipper Analytical Services, Inc.

Chart with the heading "Top Five Bond Sectors" at top of left hand column. The chart lists five sectors: 1) U.S. Government & Agencies 24%;
2) Banks & Financials 22%; 3)Utilities 13%; 4)Broadcasting/Communications 8%;
5) Insurance 5%. A footnote below states: "As a percentage of net assets on December 31, 1996."


"Corporate
bonds
were a
relative
bright
spot in
1996..."

Conservative stance helps Fund

As in the past, the Fund mainly focused on careful sector and credit decisions, rather than on making any major shifts in portfolio duration. Duration measures how much a bond's price will rise or fall with changes in interest rates. The longer the duration, the more the bond's price will fall as rates rise (and rise when rates fall). In the first nine months of the year, we did maintain a fairly conservative posture, keeping a shorter-than-average duration, which helped us do better than our peers. We did this by utilizing a barbell strategy, which emphasizes long- and short-duration securities while underweighting those of intermediate duration. In February, our average duration was as short as
4.7 years, which offered some protection when bond prices began their descent. In September, when prices began to rise, we shifted to a more neutral stance of 5.0 years and moved away from the portfolio's barbell structure.

Table entitled "Scorecard" at bottom of left hand column. The header for the left hand column is "Investment"; the header for the right column is "Recent performance .. and what's behind the numbers." The first listing is "Bank Capital Notes" followed by an up arrow and the phrase "Prices rise with increased investor comfort in this new type of security." The second listing is "Cleveland Electric" followed by an up arrow and the phrase "Bonds improve with Ohio Edison's announced buyout." The third listing is "Riverwood International" followed by a down arrow and the phrase "Declining paper prices hurt earnings." Footnote below reads: "See "Schedule of Investments". Investment holdings are subject to change."

Corporate bonds perform well

Corporate bonds were a relative bright spot in 1996. The prices of both high quality and high-yield issues improved compared to Treasuries. In October and November, corporations took advantage of the lower cost of financing to issue a flood of new bonds. This offered us the opportunity to swap out of issues that had become rather highly valued and replace them with new issues that were relatively cheap.

During the year, the Fund's Board of Trustees agreed to expand the Fund's ability to invest in bonds that are below-investment grade. Where appropriate, the Fund can now invest 25% of its total net assets in high-yield bonds, as opposed to the previous limit of 25% of the Fund's corporate bond portfolio.

We also benefited from being early buyers of two types of new securities that made their debut later in the year and were initially misunderstood or not followed. The first was capital notes. These are notes issued by banks, which carry them on their balance sheets as equity, but are able to claim a deduction for the interest. Because investors did not seem to know what to make of these high-quality securities at first, they came to the market fairly cheap and we took advantage of that. The other new security is home equity loan-backed securities, which appear to be followed by relatively few analysts and investors. These are AAA-rated securities with less prepayment risk than traditional mortgage-backed securities. By watching the market closely and selling these securities when they are trading at a modest premium, it is possible to reduce prepayment risk even further, while achieving investment gains.


Bar chart with heading "Fund Performance" at top of the left hand column. Under the heading is the footnote "For the year ended December
31, 1996." The chart is scaled in increments of 1% from top to bottom, with 5% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 4.86% total return for John Hancock
Income Securities Trust. The second represents the 2.49% total return for the average open-end corporate debt A-rated fund. A footnote below reads:
"The total return for John Hancock Income Securities Trust is at net asset value with all distributions reinvested. The average open-end corporate debt
A-rated fund is tracked by Lipper Analytical Services."

Airline equipment trusts were another good performer. These issues are smaller, and therefore less liquid, than corporate debt issued by the same airlines. Yet not only are they secured (by airline equipment), but they are also less expensive than corporate debt, which is unsecured. Elsewhere, two of our utility companies also provided us with opportunities during the year. Cleveland Electric, a poorly regarded Ohio utility, received a credit upgrade when the highly rated Ohio Edison announced that it would buy the company. And we took advantage of Public Service of New Mexico's offer to buy back some of its bonds at a premium.

Finally, bonds from emerging markets, particularly those of corporations in Argentina, Brazil and Venezuela, did well in 1996. Because no corporation's credit rating can be higher than that of its country's government, we were able to invest in a number of issues whose creditworthiness we believe is better than their ratings showed. These provided high yields at comparatively low risk.

"We're taking
a cautious
approach
in the
short term."

Outlook

We're taking a cautious approach in the short term. The economy appears to be showing some more strength, while interest rates remain relatively low. As long as that's the case, there's a good chance that the Fed could raise short-term rates to hold economic growth to a reasonable pace and keep inflation in check. For now, we'll maintain a neutral stance until the economy's direction becomes clearer. In the corporate bond arena, we still favor the media sector, where consolidation is benefiting large companies such as Viacom and Time-Warner. Overall, domestic corporate bonds are fairly valued, and we'll be selective in choosing individual securities.

We will also look for more opportunities overseas, where the markets are not as widely followed and there are still good values to be found.

-----------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.


FINANCIAL STATEMENTS

John Hancock Funds - Income Securities Trust


Statement of Assets and Liabilities
------------------------------------------------------------------------------------------------------
                                                                          DECEMBER 31,
                                                        ----------------------------------------------
                                                                 1995                     1996
                                                        ---------------------    ---------------------
Assets:
Investments at value - Note C:
Publicly traded bonds (cost - 1995 - $159,887,678;
1996- $159,038,661 )                                       $  166,957,673             $ 160,302,941
Joint repurchase agreement (cost - 1995 -
$6,991,000;  1996 - $5,867,000)                                 6,991,000                 5,867,000
Corporate savings account                                             664                       163
                                                           --------------             -------------
                                                              173,949,337               166,170,104
Receivable for investments sold                                    71,494                        --
Interest receivable                                             3,169,962                 3,161,508
Other assets                                                        3,400                     6,025
                                                           --------------             -------------
Total Assets                                                  177,194,193               169,337,637
---------------------------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                               4,079,983                        --
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                           287,222                   295,877
Accounts payable and accrued expenses                              94,656                    80,992
                                                           --------------             -------------
Total Liabilities                                               4,461,861                   376,869
---------------------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                               166,206,744               167,894,806
Accumulated net realized loss on investments
and financial futures contracts                                  (574,170)                 (252,032)
Net unrealized appreciation of investments                      7,069,995                 1,264,875
Undistributed net investment income                                29,763                    53,119
                                                           --------------             -------------
Net Assets                                                  $ 172,732,332             $ 168,960,768
===================================================================================================
Net Asset Value Per Share:
(based on 10,319,398 and 10,431,824 shares of
beneficial interest outstanding - 30 million shares
authorized with no par value)                               $       16.74             $       16.20
===================================================================================================

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the
Fund owns, is due and owes on December 31, 1996. You'll also find the net asset value and the maximum offering price per share as of that date.

See notes to financial statements.




Statement of Operations
-------------------------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------
                                                            1995                     1996
                                                   ---------------------   ----------------------
Investment Income:
Interest                                               $  14,285,112             $  14,026,867
                                                       -------------             -------------
Expenses:
Investment management fee - Note B                         1,034,167                 1,043,202
Transfer agent fee                                           130,675                   110,944
Printing                                                      91,485                    81,161
Custodian fee                                                 49,695                    54,807
Auditing fee                                                  37,436                    42,800
New York Stock Exchange fee                                   25,296                    24,773
Trustees' fees                                                13,927                    14,593
Miscellaneous                                                 13,180                     2,936
Legal fees                                                     3,649                     2,559
Financial services fee - Note B                                   --                    31,535
                                                       -------------             -------------
Total Expenses                                             1,399,510                 1,409,310
----------------------------------------------------------------------------------------------
Net Investment Income                                     12,885,602                12,617,557
----------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on
Investments and Financial Futures Contracts:
Net realized gain on investments sold                        915,137                   532,729
Net realized loss on financial futures contracts            (602,973)                 (190,045)
Change in net unrealized appreciation/
depreciation of investments                               16,399,444                (5,805,120)
Change in net unrealized appreciation/
depreciation of financial futures contracts                  112,500                        --
                                                       -------------             -------------
Net Realized and Unrealized Gain (Loss)
on Investments and Financial Futures Contracts            16,824,108                (5,462,436)
----------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations   $  29,709,710             $   7,155,121
==============================================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

See notes to financial statements.




Statement of Changes in Net Assets
-----------------------------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                                 ----------------------------------
                                                      1995                 1996
                                                 -------------        -------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                             $ 12,885,602         $ 12,617,557
Net realized gain on investments sold
and financial futures contracts                        312,164              342,684
Change in net unrealized appreciation/
depreciation of investments and financial
futures contracts                                   16,511,944           (5,805,120)
                                                 -------------        -------------
Net Increase in Net Assets
Resulting from Operations                           29,709,710            7,155,121
                                                 -------------        -------------
Distributions to Shareholders:
Dividends from net investment income
($1.2550 and $1.2175 per share,
respectively)                                      (12,862,006)         (12,614,747)
                                                 -------------        -------------
From Fund Share Transactions:
(Market value of shares issued
to shareholders in reinvestment
of distributions)                                    1,768,167            1,688,062
                                                 -------------        -------------
Net Assets:
Beginning of period                                154,116,461          172,732,332
                                                 -------------        -------------
End of period (including undistributed
net investment income of $29,763
and $53,119, respectively)                       $ 172,732,332        $ 168,960,768
                                                 =============        =============

* Analysis of Fund Share Transactions:

Shares outstanding, beginning of period             10,205,263           10,319,398
Shares issued to shareholders in
reinvestment of distributions                          114,135              112,426
                                                 -------------        -------------
Shares outstanding, end of period                   10,319,398           10,431,824
                                                 =============        =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase due to reinvestment of distributions in the Fund. The footnote illustrates the number of Fund shares outstanding at the beginning of the period, reinvested and outstanding at the end of the period, for the last two periods.

See notes to financial statements.




Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------------

                                                                        YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------------------------
                                                1992            1993             1994             1995          1996
                                              --------        --------         --------         --------      --------
Per Share Operating Performance
Net Asset Value, Beginning of Period          $  16.25        $  16.31         $  16.97         $  15.10      $  16.74
                                              --------        --------         --------         --------      --------
Net Investment Income                             1.37            1.31             1.28             1.26          1.22
Net Realized and Unrealized Gain
(Loss) on Investments and Financial
Futures Contracts                                 0.07            0.80            (1.79)            1.64         (0.54)
                                              --------        --------         --------         --------        --------
Total from Investment Operations                  1.44            2.11            (0.51)            2.90          0.68
                                              --------        --------         --------         --------      --------
Less Distributions:
Dividends from Net Investment Income             (1.38)          (1.32)           (1.28)           (1.26)        (1.22)
Distributions from Net Realized
Gain on Investments Sold and
Financial Futures Contracts                         --           (0.13)           (0.08)              --            --
                                              --------        --------         --------         --------      --------
Total Distributions                              (1.38)          (1.45)           (1.36)           (1.26)        (1.22)
                                              --------        --------         --------         --------      --------
Net Asset Value, End of Period                $  16.31        $  16.97         $  15.10         $  16.74      $  16.20
                                              ========        ========         ========         ========      ========
Per Share Market Value, End of Period         $ 16.750        $ 16.500         $ 13.750         $ 15.750      $ 14.875
Total Investment Return at Market Value           7.16%           7.22%       (    8.70%)          24.11%         2.34%
Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)     $162,468        $170,988         $154,116         $172,732      $168,961
Ratio of Expenses to Average Net Assets           0.81%           0.84%            0.87%            0.84%         0.84%
Ratio of Net Investment Income
to Average Net Assets                             8.46%           7.67%            8.03%            7.77%         7.50%
Portfolio Turnover Rate                            111%             95%              82%             105%          117%

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. It also shows the total investment return for each period based on the market value of Fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




Schedule of Investments
December 31, 1996
-----------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by Income Securities Trust on December 31, 1996.
It's divided into two main categories: publicly traded bonds and short-term investments. The securities are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                          PAR  VALUE
                                                           INTEREST            S&P          (000'S         MARKET
ISSUER, DESCRIPTION                                            RATE         RATING*        OMITTED)         VALUE
-------------------                                        --------         ------       ------------      ------
PUBLICLY TRADED BONDS

Aerospace (0.37%)
Jet Equipment Trust,
Equipment Trust Cert Ser 95B2, 08-15-14 (R)                 10.910%          BB+         $   550      $    620,186
                                                                                                      ------------

Banks (11.90%)
Abbey National First Capital, B.V.,
Sub Note 10-15-04 (United Kingdom) (Y)                       8.200           AA-           1,000         1,072,570
ABN-Amro Bank N.V. -- Chicago Branch,
Sub Deb 05-31-05                                             7.250           AA-             500           508,040
African Development Bank,
Sub Note 12-15-03 (Supra National) (Y)                       9.750           AA-           1,000         1,163,000
Banco Nacional de Obras y Servicios Publicos SNC,
Note 11-15-03 (Mexico) (Y)                                   9.625           BB              620           623,100
Bank of New York,
Cap Security Bond 12-01-26 (R)                               7.780           BBB+            595           583,100
BankAmerica Institutional Capital A,
Gtd Cap Sec 12-31-26 (R)                                     8.070           A-              580           576,375
Barclays North American Capital Corp.,
Gtd Cap Note 05-15-21                                        9.750           AA-             900         1,027,125
Chase Capital I,
Gtd Cap Sec 12-01-26                                         7.670           BBB+            580           567,107
Den Danske Bank Aktieselskab,
Sub Note 06-15-05 (Denmark) (R) (Y)                          7.250           A-              315           317,107
First Nationwide Holdings, Inc.,
Sr. Sub Note 10-01-03 (R)                                   10.625           Ba3             250           270,000
Sr. Note 04-15-03 (R)                                       12.500           B               575           636,813
Humpuss Funding Corp,
Co. Guarantee 12-15-09 (R)                                   7.720           Baa2            560           553,846
Landeskreditbank Baden - Wurttemberg,
Sub Note 02-01-23 (Germany) (Y)                              7.625           AAA           2,500         2,653,700
Midland American Capital Corp.,
Deb 11-15-03                                                12.750           A             1,500         1,664,655
National Westminster Bank PLC - New York Branch,
Sub Note 05-01-01                                            9.450           AA-           1,250         1,383,138
Republic New York Corp.,
Bond 12-04-26 (R)                                            7.530           A+              590           578,294
Scotland International Finance No. 2, B.V.,
Gtd Sub Note 01-27-04 (Netherlands) (R) (Y)                  8.800           A             2,000         2,205,340
Gtd Sub Note 11-01-06 (United Kingdom) (R) (Y)               8.850           A               750           843,315
Security Pacific Corp.,
Medium Term Sub Note 04-26-01                               10.500           A             1,500         1,713,435
Sub Note 11-15-00                                           11.500           A             1,000         1,164,540
                                                                                                      ------------
                                                                                                        20,104,600
                                                                                                      ------------

Broadcasting (8.19%)
Cablevision Systems Corp.,
Sr Sub Deb 04-01-04                                         10.750           B                715          743,600
Century Communications Corp.,
Sr Sub Deb 10-15-03                                         11.875           B+               850          901,000
Continental Cablevision, Inc.,
Sr Note 05-15-06                                             8.300           BBB+             610          649,815
Sr Sub Deb 06-01-07                                         11.000           BBB            1,210        1,388,475
Jones Intercable, Inc.,
Sr Sub Deb 07-15-04                                         11.500           B+             1,000        1,086,250
Le Groupe Videotron Ltee,
Sr Note 02-15-05 (Canada) (Y)                               10.625           BB+              250          275,000
News America Holdings Inc.,
Deb 08-10-18                                                 8.250           BBB              950          959,158
Sr Note 10-15-99                                             9.125           BBB            1,000        1,067,040
NS Group Inc.,
Unit 07-15-03                                               13.500           B-               615          639,600
Rogers Cablesystems, Ltd.
Sr Note Ser B 03-15-05 (Canada) (Y)                         10.000           BB+              800          852,000
SFX Broadcasting, Inc.,
Sr Sub Note Ser B 05-15-06                                  10.750           B-               495          519,750
TeleWest PLC,
Sr Deb 10-01-06 (United Kingdom) (Y)                         9.625           BB               380          387,600
Time Warner Inc.,
Deb 01-15-13                                                 9.125           BBB-           1,000        1,091,700
TKR Cable I, Inc.,
Sr Deb 10-30-07                                             10.500           BBB-           2,000        2,102,140
Viacom, Inc.,
Sr Note 06-01-05                                             7.750           BB+              575          566,185
Sub Deb 07-07-06                                             8.000           BB-              625          604,688
                                                                                                      ------------
                                                                                                        13,834,001
                                                                                                      ------------

Chemicals (0.62%)
OPP Petroquimica S.A.,
Bond 10-29-04 (Brazil) (R) (Y)                              11.000            B+              715          711,425
Sociedad Quimica y Minera de Chile S.A.,
Loan Part Ctf 09-15-06 (Chile) (R) (Y)                       7.700            BBB+            320          328,288
                                                                                                      ------------
                                                                                                         1,039,713
                                                                                                      ------------

Commercial Real Estate (0.30%)
Trinet Corp. Realty Trust,
Note 05-15-01                                                7.300            BBB-            500          506,200
                                                                                                      ------------

Cosmetics & Toiletries (0.42%)
Johnson & Johnson,
Deb 11-15-23                                                 6.730            AAA             750          713,640
                                                                                                      ------------

Energy (0.47%)
AES China Generating Co. Ltd.,
Sr Note 12-15-06 (China) (Y)                                10.125            BB-             295          305,325
AES Corp.,
Sr Sub Note 07-15-06                                        10.250            B+              450          483,750
                                                                                                      ------------
                                                                                                           789,075
                                                                                                      ------------

Finance (9.66%)
Access Financial Mortgage Loan Trust,
Pass thru Ctf Ser 1996-A4 03-18-20                           6.775            AAA             535          534,833
Banc One Credit Card Master Trust,
Class A Asset Backed Ctf Ser 1994-B 12-15-99                 7.550            AAA           1,000        1,014,370
CIT Group Holdings, Inc.,
Deb 03-15-01                                                 9.250            A             1,000        1,097,870
ContiFinancial Corp.,
Sr Note 08-15-03                                             8.375            BB+             600          616,860
CS First Boston,
Sub Note 05-15-06 (R)                                        7.750            A2              500          521,115
CSW Investments,
Sr Note 08-01-06 (United Kingdom) (R) (Y)                    7.450            A-              450          456,705
DSPL Finance Co., B.V.,
Sr Sec Note 12-30-10 (R)                                     9.120            BBB             500          515,550
GreenTree Home Improvement Loan Trust,
Ctf Home Improv Ln Ser 1995-D Class M-1 09-15-25             6.950            Aa2             650          650,800
IMC Home Equity Loan Trust,
Class A-5 Ser 1996-1 12-25-13                                6.290            AAA             720          697,388
Intertek Finance PLC,
Sr Sub Note 11-01-06 (United Kingdom) (R) (Y)               10.250            B2              260          270,400
MBNA Master Credit Card Trust,
Class A Ser 1995-D 11-15-02                                  6.050            AAA           1,585        1,572,114
Merrill Lynch Mortgage Investors, Inc.,
Class B Sub Bond Ser 1992-B 04-15-12                         8.500            Aaa             392          403,747
Midland Funding Corp. II,
Deb 07-23-05                                                11.750            B-              300          332,148
Deb 07-23-06                                                13.250            B-              225          259,949
Midland Funding Corp.,
Sr Sec Lease Oblig Ser C 07-23-02                           10.330            BB-           1,250        1,328,190
Money Store Home Equity Trust,
Ser 1995-C 09-15-11                                          6.375            AAA             315          308,306
Ser 1996-B 04-15-12                                          7.350            AAA             500          506,250
Polysindo International Finance Co. B.V.,
Company Guaranty 06-15-06 (Indonesia) (Y)                   11.375            BB              235          256,738
Santander Financial Issuances Ltd.,
Note 04-15-05 (Cayman Islands) (Y)                           7.875            A+            1,000        1,046,300
Standard Credit Card Master Trust I,
Class A Credit Card Part Ctf Ser 1994-2 04-07-08             7.250            AAA           1,000        1,022,500
Class A Credit Card Part Ctf Ser 1995-2 01-07-02             8.625            AAA           1,250        1,253,750
United Companies Financial Corp.,
Sr Note 01-15-04                                             7.700            BBB-            600          599,238
UCFC Home Equity Loan Trust,
Pass Thru Ctf Ser 1994-A 07-10-18                            6.100            AAA             350          344,750
Pass Thru Ctf Ser 1996-D1 01-15-25                           7.180            AAA             710          716,213
                                                                                                      ------------
                                                                                                        16,326,084
                                                                                                      ------------

Funeral Services (0.44%)
Loewen Group International, Inc.,
Sr Gtd Note 10-15-03 (R)                                     8.250            BB+             740          750,138
                                                                                                      ------------

Glass Products (1.46%)
Owens-Illinois, Inc.,
Sr Deb 12-01-03                                             11.000            BB            2,220        2,469,750
                                                                                                      ------------

Government - Foreign (2.24%)
Republic of Brazil,
For Govt Gtd 04-15-09 (Brazil, Republic of) (Y)              6.563#           B+              750          609,375
Nova Scotia, Province of,
Deb 04-01-22 (Canada) (Y)                                    8.750            A-              750          870,263
Ontario, Province of,
Bond 06-04-02 (Canada) (Y)                                   7.750            AA-             500          528,010
Deb 08-31-12 (Canada) (Y)                                   15.250            AA-             350          390,523
Quebec, Province of,
Deb 10-01-13 (Canada) (Y)                                   13.000            A+              500          575,025
Saskatchewan, Province of,
Govt Gtd 12-15-20 (Canada) (Y)                               9.375            A-              480          592,320
Republic of Venezuela,
Deb 12-18-07 (Venezuela, Republic of) (Y)                    6.500#           Ba2             250          220,000
                                                                                                      ------------
                                                                                                         3,785,516
                                                                                                      ------------

Government - U.S. (15.65%)
United States Treasury,
Bond 08-15-05                                               10.750            AAA             885        1,135,428
Bond 08-15-17                                                8.875            AAA           1,869        2,308,514
Bond 05-15-18                                                9.125            AAA           2,250        2,850,120
Bond 02-15-23                                                7.125            AAA           6,300        6,577,578
Note 04-15-98                                                7.875            AAA           1,000        1,026,090
Note 05-15-98                                                9.000            AAA           3,910        4,074,963
Note 02-15-99                                                8.875            AAA           1,935        2,047,172
Note 11-30-99                                                7.750            AAA           3,735        3,902,477
Note 05-15-01                                                8.000            AAA           1,286        1,374,207
Note 02-15-05                                                7.500            AAA           1,073        1,147,606
                                                                                                      ------------
                                                                                                        26,444,155
                                                                                                      ------------
Government - U.S. Agencies (8.86%)
Federal Home Loan Mortgage Corp.,
30 Yr SF Pass Thru Ctf 01-01-16                             11.250            AAA             566          626,913
Federal National Mortgage Assn.,
15 Yr SF Pass Thru Ctf 01-25-05                              8.000            AAA           1,000        1,030,310
15 Yr SF Pass Thru Ctf 02-01-08                              7.500            AAA             586          596,017
15 Yr SF Pass Thru Ctf 10-01-23                              7.000            AAA             816          801,613
Financing Corp.,
Bond Ser A 02-08-18                                          9.400            AAA           2,000        2,512,500
Government National Mortgage Assn.,
30 Yr SF Pass Thru Ctf 02-15-24 to 02-15-26                  7.500            AAA           2,638        2,643,064
30 Yr SF Pass Thru Ctf 09-15-22                              8.000            AAA             556          571,623
30 Yr SF Pass Thru Ctf 01-15-23 to 03-15-23                  8.500            AAA           1,648        1,726,412
30 Yr SF Pass Thru Ctf 04-15-21                              9.000            AAA             597          636,769
30 Yr SF Pass Thru Ctf 11-15-19 to 02-15-25                  9.500            AAA           1,451        1,571,517
30 Yr SF Pass Thru Ctf 11-15-20                             10.000            AAA             436          478,834
30 Yr SF Pass Thru Ctf 01-15-26                              7.000            AAA             731          714,781
Tennessee Valley Authority,
Power Bonds 1989 Ser G 11-15-29                              8.625            AAA           1,000        1,053,120
                                                                                                     -------------
                                                                                                        14,963,473
                                                                                                     -------------
Insurance (5.07%)
Conseco, Inc.,
Sr Note 12-15-04                                            10.500            BBB             740          873,400
Equitable Life Assurance Society of the United States,
Surplus Note 12-01-05 (R)                                    6.950            A               550          539,220
Fairfax Financial Holdings Ltd.,
Note 04-15-26 (Canada) (Y)                                   8.300            BBB+            695          728,242
Liberty Mutual Insurance Co.,
Surplus Note 05-04-07 (R)                                    8.200            A+            1,100        1,168,134
Surplus Note 10-15-26 (R)                                    7.875            A+              435          436,675
Massachusetts Mutual Life Insurance Co.,
Surplus Note 11-15-23 (R)                                    7.625            AA            1,145        1,145,870
Nac Re Corp.,
Note 06-15-99                                                8.000            A-              370          381,736
New York Life Insurance Co.,
Surplus Note 12-15-23 (R)                                    7.500            AA            1,500        1,453,380
Phoenix Home Life Mutual Insurance Co.,
Surplus Note 12-01-06 (R)                                    6.950            A+              635          622,895
Sun Canada Financial Co.,
Note 12-15-07 (Canada) (R) (Y)                               6.625            AA              725          695,232
URC Holdings Corp.,
Sr Note 06-30-06 (R)                                         7.875            A-              500          519,345
                                                                                                     -------------
                                                                                                         8,564,129
                                                                                                     -------------
Leasing Companies (0.25%)
Ryder TRS Inc.,
Sr Sub Note 12-01-06 (R)                                    10.000            B+              410          426,400
                                                                                                     -------------
Leisure and Recreation (0.81%)
Mohegan Tribal Gaming Authority,
Sr Note 11-15-02                                            13.500            BB+             150          196,500
Showboat Marina Casino Partnership,
1st Mtg Ser B 03-15-03                                      13.500            B               500          551,250
Trump Hotels & Casinos Resorts Funding, Inc.,
Sr Note 06-15-05                                            15.500            B+              550          627,000
                                                                                                     -------------
                                                                                                         1,374,750
                                                                                                     -------------
Medical Products (0.16%)
Quest Diagnostics, Inc.,
Sr Sub Note 12-15-06                                        10.750            B+              250          263,125
                                                                                                     -------------
Oil & Gas (4.46%)
Ashland Oil, Inc.,
SF Deb 10-15-17                                             11.125            BBB           1,000        1,086,720
Camuzzi Gas, Pampeana S.A.,
Bond 12-15-01 (Argentina) (R) (Y)                            9.250            BB-             328          331,280
Enserch Exploration Inc.,
Pass thru Ctf 01-02-09 (R)                                   7.540            BBB             530          520,725
Iberdrola International B.V.,
Gtd Note 10-01-02 (R)                                        7.500            AA-           2,000        2,077,500
Maxus Energy Corp.,
Deb 05-01-13                                                11.250            BB-             229          232,435
Norsk Hydro ASA,
Deb 10-01-16 (Norway) (Y)                                    7.500            A               720          736,855
Occidental Petroleum Corp.,
Sr Deb 09-15-09                                             10.125            BBB             600          739,044
Petroliam Nasional Berhad,
Bond 10-15-26 (Malaysia) (R) (Y)                             7.625            A+              600          608,784
Transgas de Occidenta S.A.,
Sr Note 11-01-10 (Colombia) (R) (Y)                          9.790            BBB-            650          677,105
TransTexas Gas Corp.,
Sr Note 06-15-02                                            11.500            BB-             490          529,200
                                                                                                     -------------
                                                                                                         7,539,648
                                                                                                     -------------
Paper & Paper Products (1.45%)
Georgia-Pacific Corp.,
Deb 01-15-18                                                 9.750            BBB-            685          714,626
Deb 02-15-18                                                 9.500            BBB-            450          470,736
Indah Kiat International Finance,
Co Gtd Ser C 06-15-06 (Indonesia) (Y)                       12.500            BB              240          264,000
SD Warren Co.,
Sr Sub Note 12-15-04                                        12.000            B+              432          466,560
Stone Consolidated Corp.,
Sr Note 12-15-00 (Canada) (Y)                               10.250            BB+             500          532,500
                                                                                                     -------------
                                                                                                         2,448,422
                                                                                                     -------------
Retail (2.15%)
Flagstar Corp.,
Sr Note 09-15-01                                            10.750            B-              385          348,425
Kroger Co. (The),
Lease Ctf 02-01-09                                          12.950            BB+           1,910        2,110,550
May Department Stores Co. (The),
Deb 06-15-18                                                10.750            A               254          270,716
Safeway Stores, Inc.,
Lease Ctf 01-15-09                                          13.500            BBB             474          524,138
Smith's Food & Drug Centers, Inc.,
Sr Sub Note 05-15-07                                        11.250            B-              350          386,750
                                                                                                     -------------
                                                                                                         3,640,579
                                                                                                     -------------
Steel (0.69%)
IVACO Inc.,
Sr Note 09-15-05 (Canada) (Y)                               11.500            B+              570          567,863
Weirton Steel Corp.,
Sr Note 03-01-98                                            11.500            B               149          153,470
Sr Note 07-01-04                                            11.375            B               440          446,600
                                                                                                     -------------
                                                                                                         1,167,933
                                                                                                     -------------
Telecommunications (1.81%)
Comtel Brasileira Ltda.,
Note 09-26-04 (Brazil) (R)                                  10.750            NR              470          484,100
IMPSAT Corp.,
Sr Gtd Note 07-15-03 (Argentina) (R) (Y)                    12.125            BB-             575          609,500
Paging Network Inc.,
Sr Sub Note 10-15-08                                        10.000            B               565          567,825
TCI Communications, Inc.,
Sr Deb 08-01-15                                              8.750            BBB-            595          587,789
Teleport Communications Group, Inc.,
Sr Note 07-01-06                                             9.875            B               115          122,763
Total Access Communication Public Co. Ltd.,
Bond 11-04-06 (Thailand) (R) (Y)                             8.375            BBB-            680          684,556
                                                                                                     -------------
                                                                                                         3,056,533
                                                                                                     -------------
Textile (0.07%)
Polysindo Eka Perkasa (P.T.),
Sec Note Co Gtd 06-15-01 (India) (Y)                        13.000            BB              100          112,000
                                                                                                     -------------
Tobacco (0.58%)
RJR Nabisco, Inc.,
Note 12-01-02                                                8.625            BBB-            100          102,074
Note 09-15-03                                                7.625            BBB-            915          877,192
                                                                                                     -------------
                                                                                                           979,266
                                                                                                     -------------
Transportation (4.20%)
America West Airlines, Inc.,
Pass Thru Ctf Ser B 01-02-08                                 6.930            A-              535          530,319
Continental Airlines,
Pass Thru Ctf Ser 96-C 10-15-13                              9.500            BBB             500          562,455
NWA Trust,
Sr Note Ser A 06-21-14                                       9.250            AA              602          684,886
Northwest Airlines, Inc.,
Pass Thru Ctf Ser 1996-1C 01-02-05                          10.150            BB+             400          420,000
Pass Thru Ctf Ser 1996-1D 01-02-15                           8.970            BBB-            400          436,000
Rail Car Trust,
Class A Pass Thru Ser 1992-1 06-01-04                        7.750            AAA           1,593        1,664,753
Scandinavian Airlines System,
Deb 07-20-99 (Multinational) (Y)                             9.125            A3              700          742,875
Sea-Land Service, Inc.,
Deb Ser A 01-02-11                                          10.600            BBB+          1,000        1,058,170
USAir, Inc.,
Pass Thru Ctf Ser 1990-A1 03-19-05                          11.200            B+              975          995,307
                                                                                                     -------------
                                                                                                         7,094,765
                                                                                                     -------------
Utilities (12.60%)
AMTROL Inc.,
Sr Sub Note 12-31-06 (R)                                    10.625            B-              325          335,562
British Telecom Finance, Inc.,
Gtd Deb 02-15-19 (United Kingdom) (Y)                        9.625            AAA           1,000        1,106,660
BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17                           8.890            BB+             700          693,552
CalEnergy Co., Inc.,
Sr Note 09-15-06 (R)                                         9.500            Ba2             450          465,750
Calpine Corp.,
Sr Note 05-15-06,                                           10.500            B+              465          491,737
CE Casecnan Water & Energy Co., Inc.,
Sr Note Ser A 11-15-05 (Philippine Islands) (Y)             11.450            BB              400          449,000
Chugach Electric Association, Inc.,
1St Mtg 1991 Ser A 03-15-22                                  9.140            A             2,000        2,253,060
Cleveland Electric Illuminating Co.,
1st Mtg Ser B 05-15-05                                       9.500            BB              830          875,134
CSW Investments,
Sr Note 08-01-01 (United Kingdom) (R) (Y)                    6.950            A-              600          603,060
CTC Mansfield Funding Corp.,
Deb 03-30-03                                                10.250            B+              450          456,641
Sec Lease Oblig 09-30-16                                    11.125            B+            1,900        2,004,500
EIP Funding-PNM,
Sec Fac Bond 10-01-12                                       10.250            BB-             732          775,436
Enersis S.A.
Note 12-01-16 (Cayman Islands) (Y)                           7.400            A-              825          803,137
First PV Funding Corp.,
Deb Ser 86A 01-15-14                                        10.300            BB-             225          239,625
Deb Ser 86A 01-15-16                                        10.150            BB-             719          763,937
GTE Corp.,
Deb 11-15-17                                                10.300            A-              500          541,225
Deb 11-01-20                                                10.250            A-            1,500        1,713,120
Hydro-Quebec,
Deb (SCRIF) 02-01-03 (Canada) (Y)                            7.375            A+              750          770,347
Deb (SCRIF) 02-01-21 (Canada) (Y)                            9.400            A+              900        1,085,327
Long Island Lighting Co.,
Deb 03-15-03                                                 7.050            BB+             750          732,683
Deb 07-15-19                                                 8.900            BB+             195          198,949
Gen Ref Bond 05-01-21                                        9.750            BBB-            450          480,546
Gen Ref Mtg 07-01-24                                         9.625            BBB-            750          797,633
Louisiana Power & Light Co.,
Sec Lease Oblig Bond Ser B 01-02-17                         10.670            BBB-          1,350        1,444,905
System Energy Resources, Inc.,
1st Mtg 08-01-01                                             7.710            BBB-            615          628,838
Tenaga Nasional Berhad,
Note 06-15-04 (Malaysia) (R) (Y)                             7.875            A+              550          578,496
                                                                                                     -------------
                                                                                                        21,288,860
                                                                                                     -------------
                          TOTAL PUBLICLY TRADED BONDS
                                   (Cost $159,038,661)                                    (94.88%)      160,302,941
                                                                                          -------    -------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.47%)
Investment in a joint repurchase agreement transaction
with Lehman Brothers Inc., Dated 12-31-96,
due 01-02-97 (secured by U.S. Treasury Bonds, 7.250%
thru 12.500%, due 08-15-14 thru 08-15-22) - Note A           6.700                           5,867       5,867,000
                                                                                                     -------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily interest Savings Account Current Rate 4.75%                                                              163
                                                                                                     -------------
                          TOTAL SHORT-TERM INVESTMENTS                                     (3.47%)       5,867,163
                                                                                          -------    -------------
                                     TOTAL INVESTMENTS                                    (98.35%)    $166,170,104
                                                                                          =======    =============

NOTES TO THE SCHEDULE OF INVESTMENTS

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $25,721,566 as of December 31, 1996. 6
(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer, however, security is U.S. dollar denominated.
*   Credit ratings are unaudited and are rated by Moody's Investor Services or John Hancock Advisers, Inc. where Standard and
    Poors ratings are not available.
    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.
#   Represents rate in effect on December 31, 1996.

See notes to financial statements.



NOTE A -
ACCOUNTING POLICIES

John Hancock Income Securities Trust (the "Fund") is a closed-end investment management company registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $52,353 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires on December 31, 2004.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underling instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial future contracts being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

At December 31, 1996, there were no open positions in financial futures contracts.

NOTE B -
MANAGEMENT FEE AND
ADMINISTRATIVE SERVICES

Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser, for a continuous investment program, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and
(d) 0.300% of the Fund's average weekly net asset value in excess of $300,000,000.

In the event normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceeds 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for 1996 was paid at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At December 31, 1996, the Fund's investment to cover the deferred compensation had unrealized appreciation of $595.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligation of the U.S. government and its agencies and short-term securities, during the period ended December 31, 1996 aggregated $91,798,681 and $84,511,166, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated
$96,033,366 and $104,752,654, respectively.

The cost of investments owned at December 31, 1996 (excluding the corporate savings account) for Federal income tax purposes was $165,105,341. Gross unrealized appreciation and depreciation of investments at December 31, 1996 aggregated $3,722,383 and $2,657,783, respectively, resulting in net unrealized appreciation of $1,064,600.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the period ended December 31, 1996, the Fund has reclassified $20,546 from accumulated net realized loss to undistributed net investment income. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1996. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of John Hancock Income Securities Trust

We have audited the accompanying statement of assets and liabilities of the John Hancock Income Securities Trust (the "Trust"), as of December 31, 1996 and 1995, including the schedule of investments as of December 31, 1996, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996 and 1995, by correspondence with the custodian and brokers, and other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Income Securities Trust at December 31, 1996 and 1995, the results of its operations and changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                              /S/ERNST & YOUNG LLP

Boston, Massachusetts
February 7, 1997


QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

Unaudited quarterly results of operations for each of the two years in the period ended December 31, 1996 and 1995 are as follows:

                                               1996
                                          --------------
                                        THREE MONTHS ENDED
                                          --------------
                           MARCH 31     JUNE 30    SEPT. 30     DEC. 31
                           -------      ------      ------      -------
                                      (000's OMITTED EXCEPT
                                          PER SHARE DATA)
                                        ------------------
Net investment income       $3,119      $3,135      $3,214       $3,150
Dividends from net
investment income            3,147       3,156       3,164        3,148
Net realized and
unrealized gain on
investments and financial
futures contracts          ( 6,207)    ( 2,229)        545        2,429
Per share of beneficial
interest:
Net investment income         0.30        0.30        0.32         0.30
Dividends                     0.31        0.31        0.30         0.30
Net asset value at end
of quarter                  $16.13      $15.91      $15.97       $16.20

                                               1995
                                          --------------
                                        THREE MONTHS ENDED
                                          --------------
                         MARCH 31       JUNE 30    SEPT. 30     DEC. 31
                         -------        ------      ------      -------
                                      (000's OMITTED EXCEPT
                                          PER SHARE DATA)
                                        ------------------
Net investment income     $3,212        $3,240      $3,184       $3,250
Dividends from net
investment income          3,215         3,224       3,133        3,290
Net realized and
unrealized gain on
investments and financial
futures contracts          5,076         7,258          99        4,391
Per share of beneficial
interest:
Net investment income       0.32          0.31        0.31         0.32
Dividends                   0.32          0.31        0.32         0.31
Net asset value at
end of quarter            $15.60        $16.31      $16.31       $16.74


DIVIDENDS AND DISTRIBUTIONS

During 1996, dividends from net investment income totaling $1.2175 per share was paid to shareholders. The dates of payment and the amounts per share are as follows:

                               INCOME
     PAYMENT DATE            DIVIDEND
     ------------------      --------
     March 29, 1996           $0.3050
     June 28, 1996             0.3050
     September 30, 1996        0.3050
     December 30, 1996         0.3025

INVESTMENT OBJECTIVE AND POLICY

John Hancock Income Securities Trust is a closed-end diversified investment management company, shares of which were initially offered to the public on February 14, 1973 and are publicly traded on the New York Stock Exchange. Its investment objective is to generate a high level of current income consistent with prudent investment risk. The Fund invests in a diversified portfolio of freely marketable debt securities and may invest an amount not exceeding 20% of its assets in income-producing preferred and common stock. The Fund intends to engage in short-term trading, may issue a single class of senior securities not to exceed 33 1/3% of its net assets at market value, may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of the total assets at cost and may lend its portfolio securities. The Fund pays quarterly dividends from net investment income and intends to distribute any available net realized capital gains annually. All distributions are paid in cash unless the shareholder elects to participate in the Automatic Dividend Reinvestment Plan.

It is contemplated that at least 75 percent of the value of the Fund's total will be represented by debt securities which have at the time of purchase a rating within the four highest grades as determined by Moody's Investor Service, Inc., (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB); and debt securities of banks and other issuers which, although not rated as a matter of policy by either Moody's Investors Service, Inc., or Standard & Poor's Corporation, are considered by the Fund to have investment quality comparable to securities receiving ratings within such four highest grades.

RESTRICTED SECURITIES

The Fund may purchase restricted securities, including those eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1993 (the "Securities Act"). The Trustees will carefully monitor the Fund's investments in these securities, focusing on certain factors, including valuation, liquidity and availability of information. Subject to market conditions, Fund management intends to limit all illiquid securities held by the Fund to no more than 15% of the Fund's net assets.

FINANCIAL FUTURES CONTRACTS

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDEND REINVESTMENT PLAN

John Hancock Income Securities Trust offers shareholders the opportunity to elect to receive shares of the Fund's Common Shares in lieu of cash dividends. The Plan is available to all shareholders without charge.

Any shareholder of record of John Hancock Income Securities Trust
("Income Securities") may elect to participate in the Automatic Dividend Reinvestment Plan (the "Plan") and receive shares of Income Securities' Common Shares in lieu of all or a portion of the cash dividends.

Shareholders may join the Plan by filling out and mailing an authorization card showing an election to reinvest all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (the "Agent Bank") not later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank, or nominee to participate in the Plan.

Participation in the Plan may be terminated at any time by written notice to the Agent Bank and such termination will be effective immediately. However, notice of termination must be received seven days prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of Common Shares held by the Agent Bank. A shareholder will receive a cash payment for any fractional share held.

The Agent Bank will act as agent for participating shareholders. The Board of Trustees of Income Securities will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in Income Securities' Common Shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan by the per share net asset value of the Common Shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the Common Shares on the payment date. The market price of the Common Shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of Income Securities. However, if as of such payment date the market price of the Common Shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to three decimal places, will be credited to your account. Such fractional shares will be entitled to future dividends.

The shares issued to participating shareholders, including fractional shares, will be held by the Agent Bank in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend which the shareholder has elected to reinvest and the number of shares acquired with such dividend.

The reinvestment of dividends does not in any way relieve participating shareholders of any Federal, state or local income tax which may be due with respect to such dividend. Dividends reinvested in shares will be treated on your Federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

Additional information may be obtained from the Customer Service
Department, John Hancock Income Securities Trust, 101 Huntington Avenue, Boston, Massachusetts 02199-7603, 1 (800) 843-0090.

SHAREHOLDER REPORTS

In accordance with the requirements of the Investment Company Act of 1940, the Fund will mail to shareholders an annual report within 60 days after the end of each fiscal year and a semi-annual report within 60 days after the end of each second fiscal quarter. To reduce fund expenses, the Fund has discontinued the practice of mailing reports to shareholders after the end of each first and third fiscal quarters.


NOTES

John Hancock Funds - Income Securities Trust

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NOTES

John Hancock Funds - Income Securities Trust

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NOTES

John Hancock Funds - Income Securities Trust

[THIS PAGE INTENTIONALLY LEFT BLANK]


A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the
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circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603

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Permit No. 750


A recycled logo in lower left hand corner with caption "Printed on
Recycled Paper."              P600A         12/96
                                             2/97